NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 4, 1998


TO OUR STOCKHOLDERS:

         The Annual Meeting of Stockholders of OPTELECOM, Inc. (the "Company") will be held Monday, May 4, 1998 at 1:30 PM local time at the Company's offices at 9300 Gaither Road, Gaithersburg, Maryland 20877 or at any adjournment thereof, for the following purposes:

         1.       to elect one director for a three-year term.

         2. to approve an amendment to the Certificate of Incorporation to increase the authorized capital stock from 5,000,000 shares to 15,000,000 shares

         3. to approve an amendment to the 1996 Directors Stock Option Plan to increase the number of shares which may be issued upon exercise of options from 75,000 shares to 200,000 shares

         4. to transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on March 23, 1998 will be entitled to notice of, and to vote at, the meeting. A list of stockholders as of such record date can be inspected by any stockholder for any purpose germane to the meeting during the ten days preceding the meeting. Any such inspection must be made at the Company's offices during normal business hours.


                                     By Order of the Board of Directors





Gaithersburg, Maryland               HOWARD E. DEUTCH
March 28, 1998                               Secretary





    -----------------------------------------------------------------------

    YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ACCOMPANYING
    THIS NOTICE. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN
    PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND
    RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE WHICH WILL
    REQUIRE NO POSTAGE IF MAILED IN THE UNITED STATES.
    ------------------------------------------------------------------------

                                 OPTELECOM, INC.
                                9300 Gaither Road
                             Gaithersburg, MD 20877
                     (Address of Principal Executive Office)


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 4, 1998


                                     GENERAL

Solicitation of Proxies

         This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of OPTELECOM, INC. (the "Company") of proxies to be voted at an Annual Meeting of Stockholders. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

         The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is March 28, 1998.

Time and Place of Meeting

         The Annual Meeting of Stockholders will be held at the Company's offices at 9300 Gaither Road, Gaithersburg, Maryland 20877, on May 4, 1998 at 1:30 PM local time.

Voting and Revocation of Proxies

         All shares of Common Stock, $0.03 par value (the "Common Stock") represented by effective proxies will be voted at the meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted in favor of all proposals. With respect to any other matter that may properly come before the meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

         The holders of 33-1/3% of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. (See Securities Entitled to Vote and Record Date for the number of shares outstanding and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting of Stockholders if a quorum is not obtained by the date set for the meeting, if a sufficient number of votes in favor of any proposal described in this Proxy Statement is not obtained by that date, or if the Board of Directors deems adjournment to be desirable for any other reason. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

         Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

Securities Entitled to Vote and Record Date

         The Board of Directors has fixed the close of business on February 20, 1998 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date, after giving effect to both pre-dividend and post-dividend shares, the Company had the equivalent of approximately 2,032,617 shares of post-split Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of December 31, 1998, the name and address of each person (other than directors of the Company) who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, the number of shares Common Stock so owned beneficially owned by each such person, and the percentage of the Company's outstanding.

Name and Address                                                 Amount and Nature of                Percent
of Beneficial Owner                                              Beneficial Ownership               Of Class
-------------------                                              --------------------               --------
                                                                      120,024(a)                      9.80%
Kennedy Capital Management, Inc.
10829 Olive Boulevard
St. Louis, MO  63141-7739

Andrew Sean Brown                                                      40,668(a)                      2.07%
42 Ashman Way, Thatcham
Berkshire RG19 4DW
Managing Director of Paragon Audio Visual Limited
("Paragon")
United Kingdom

Darren Neil Brown                                                      40,668(a)                      2.07%
12 Herons Way, Thatcham
Berkshire RG19 3SR
Operations Director of Paragon
United Kingdom

Mark David Brown                                                     40,668(1) (a)                    2.07%
Waverly, Long Lane, Hermitage
Newbury, Berkshire RG18 9QT
Sales Director of Paragon
United Kingdom

David Arthur Brown                                                   40,668(1) (a)                    2.07%
Waverly, Long Lane, Hermitage
Newbury, Berkshire RG18 9QT
Chairman and Marketing Director of Paragon
United Kingdom

Adventatum Jersey Limited (a company formed under                      89,916(a)                      4.57%
the laws of Jersey), Wellington House, Union
Street, St. Helier, Jersey.  Mark David Brown,
David Arthur Brown and Modelege Limited are the
beneficial owners of the Shares owned of record by
Adventatum Jersey Limited.

Modelege Limited (a company formed under the laws                    8,580(1) (a)                      .44%
of England), 64 Queen Street, London, England.

----------------------
(1)      These shares are owned by record by Adventatum Jersey Limited.
(a)      Sole power to dispose or direct the disposition of these shares.

                                   PROPOSAL 1

         Directors are divided into three classes. One class of directors is elected each year to serve for a term of three years and until successors are duly qualified.

         Dr. William H. Culver's term as a director of the Company will expire at the Annual Meeting of Stockholders. Since the Certificate of Incorporation of the Company requires that "the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the Whole Board permits," Edmund D. Ludwig shall, if elected, serve for a term of three years to expire at the Annual Meeting of Stockholders in 2001 and until his successor is elected.

         The nominee has indicated that he is willing and able to serve as director if elected. If the nominee should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person as may be designated as nominee by the management of the Company.

         Set forth in the table below is certain information regarding the nominee and each person whose term of office will continue after the meeting. Except as set forth therein, to the knowledge of the company, no person owns of record or beneficially more than five percent of the Company's Common Stock.

                                                        Present         Year in        Shares of
                                                          Term           Which        Common Stock
                                                       Expires at    Service as a        Owned           Approx
Name, Age, Position with the Company and Principal       Annual        Director    Beneficially* on    Percent of
Occupation during Last 5 Years                         Meeting in       Began        Feb. 20, 1998       Class
--------------------------------------------------     -----------   ------------  -----------------   ----------
Alexander L. Karpinski, 66 - President of Alex            2000           1996          15,750 (1)          **
International, Inc. since April, 1985; Project
Manager for Teleconsult from April, 1992 to June, 1995.

Calvin T.  Mathews, 53 - CFO, Crown Laboratories          2000           1997           9,000(1)           **
since April, 1997; Director-Mergers and
Acquisitions of FundMinder, Inc.  from October,
1995 to April, 1997; CEO of Schabacker Investment
Management, Inc. from November, 1992 to October,
1995.

Edmund D. Ludwig, 57- President and Chief Executive       1999           1980        153,465 (1)(2)       7.55%
Officer of the Company since January 1991.

Gordon A. Smith, 63 Vice President, Eastern Region        1999           1995          21,525 (1)         1.06%
of Vanguard Research, Inc. from June 1995 to
present; President and CEO of Datatape, Inc. from
August, 1990 to September 1994.
                                                                                     --------------      ------
All directors and officers as a group (4 persons)                                    199,740 (1)(2)       9.83%

* For purposes of this proxy statement, "beneficial ownership" of a security exists when a person directly or indirectly has or shares "investment power", which includes the power to dispose or direct the disposition of such security, or "voting power", which includes the power to vote or direct the voting of such security.

** Less than 1%

(1) Includes shares of common stock which were subject to options entitling the holder to acquire the shares subject thereto within 60 days. As of February 20, 1998, Mr. Karpinski, Mr. Mathews, Mr. Ludwig and Dr. Smith held such options for the purchase of 15,750, 9,000, 70,500 and 21,525 shares respectively.

(2) Includes 24,990 shares held in trust by the Company for Mr. Ludwig and 23,693 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig.

Required Stockholder Vote

         The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                   PROPOSAL 2

   Amendment to Certificate of incorporation to increase number of authorized shares of Common Stock

         The Company's Certificate of Incorporation presently authorizes the issuance of a total of 5,000,000 shares of Common Stock, par value $.03 per share. Of such 5,000,000 presently authorized shares of Common Stock, 2,032,617 shares were issued and outstanding as of February 20, 1998. In addition, an aggregate of 911,322 shares of Common Stock has been reserved for issuance as of February 20, 1998, as summarized in the following table:

         Shares of Common Stock Reserved for          Number of Shares Reserved
         -----------------------------------          -------------------------
         Common Stock Options
            1991 Stock Option Plan                                      755,547
            1993 Directors Stock Option Plan                              2,025
            1996 Directors Stock Option Plan                             63,750
         Stock Grant Plan                                                90,000

         After giving effect to all shares reserved for issuance, the Company does not have sufficient uncommitted shares for use in future transactions involving the issuance of shares of the Company's Common Stock.

         The Board of Directors has adopted a proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 to 15,000,000.

         The additional stock, if so authorized, could be issued at the discretion of the Board of Directors without any further action by the stockholders, except as required by applicable law or regulation, in connection with acquisitions, efforts to raise additional capital for the Company, and other corporate purposes. Shares of the Stock will be issued only upon a determination by the Board of Directors that a proposed issuance is in the best interests of the Company.

         The Company currently has no plans or commitments that would involve the issuance of additional shares of Common Stock other than those reserved for issuance under the stock option plans and the stock grant plan. However, specific objectives of the Company include increasing the marketability and liquidity of its Common Stock and reducing its price volatility. Management believes that a non-dilutive program to increase the number of shares outstanding would encourage and facilitate trades and would establish a more liquid market, resulting in wider distribution of the Common Stock. Additionally, with the limited number of shares currently available, institutional investors either may not be attracted to, or may not be legally permitted to, establish an equity position in the Company. Attracting institutional investors could provide the benefit of underlying support for the market price of the stock, decreasing potential price volatility. Of the 2,032,617 shares of Common Stock issued and outstanding at February 20, 1998, 171,252 shares were issued in connection with the Company's acquisition of Paragon Audio Visual Limited. The Company believes that the acquisition of Paragon is a positive step toward achieving its goal of significant growth, because the nature and extent of the geographic location of Paragon in Europe and its compatible product lines will enable the two companies to take advantage of the specific strengths of each of the organizations. The Company believes that other synergistic acquisitions are available to it.

         The increase in authorized shares will allow the Board of Directors of the Company to consider and, if in the best interest of the stockholders, take advantage of any such acquisition possibilities. The Company is continuously examining its ability to capitalize on new or enhanced technologies in development that represent potential substantial business opportunities. When such an opportunity is clearly recognized, an adequate number of shares must be available to raise capital for funding corporate development of the business infrastructure. An increase in the authorized number of shares will allow the Directors to proceed with such funding efforts. In addition, the flexibility vested in the Company's Board of Directors to authorize the issuance and sale of authorized but unissued shares of Common Stock could enhance the Board's bargaining capability on behalf of the Company's stockholders in a takeover situation and could, under some circumstances, be used to render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities, or the removal of incumbent management, even if such a transaction were favored by the holders of the requisite number of the then outstanding shares. Accordingly, stockholders of the Company might be deprived of an opportunity to consider a takeover proposal which a third party might consider if the Company did not have authorized but unissued shares of Common Stock.

         The Company has in place certain provisions which have an anti-takeover effect. The Company's Certificate of Incorporation includes provisions which provide, among other things (i) for a classified Board of Directors, (ii) that certain business combinations, sales, stock issuances, etc. involving the Company and a stockholder who, together with its affiliates, is (or at any time within the previous 3 years has been) the beneficial owner of more than 15% of the Company's capital stock ("Substantial Stockholder") or any reclassification of securities or recapitalization of the Company or any reorganization, merger or consolidation of the Company, with any of its subsidiaries or any similar transaction which has the effect of increasing the proportionate share of the outstanding securities of the Company or any subsidiary which is beneficially owned by any Substantial Stockholder, must (except as otherwise expressly provided in the Certificate of Incorporation) be approved by holders of at least 66 2/3% of the outstanding shares of the Company's Common Stock, excluding shares beneficially owned by the interested Substantial Stockholder, and (iii) that directors may be removed only for cause and upon the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of the Company's Common Stock entitled to vote generally in the election of directors at a meeting of the stockholders called for that purpose.

         This proposal is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek Board representation.

         The submission of this proposal is not a part of any plan by the Company's management to adopt a series of amendments to the Certificate of Incorporation or By-laws so as to render the takeover of the Company more difficult. Except as indicated above, management is not aware of the existence of any other provisions in its Certificate of Incorporation having an anti-takeover effect.

         Accordingly, the Board of Directors has proposed that Article FOURTH of the Company's Certificate of Incorporation be amended to increase its authorized capital stock. As so amended, this provision of the Certificate of Incorporation would read as set forth below.

         The Board of Directors recommends a Vote FOR the proposed amendment to the Certificate of Incorporation. An affirmative vote by holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Amendment.

             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         The proposed amendment to the first sentence of Article FOURTH of the Company's Certificate of Incorporation that would be effected if this proposal is approved by Stockholders at the Meeting are in italicized type and the proposed deletions are indicated by overstriking.

         FOURTH. The total number of shares of all stock which the Corporation shall be authorized to issued is fifteen million (15,000,000) shares of Common Stock, $.03 par value per share.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT.

                                   PROPOSAL 3

   PROPOSAL TO APPROVED AN AMENDMENT TO THE 1996 DIRECTORS STOCK OPTION PLAN

Background

         At the Annual Meeting, the stockholders will be asked to approve an amendment to the Optelecom, Inc. 1996 Director's Stock Option Plan. This amendment was adopted by the Board of Directors, subject to stockholder approval, on May 4, 1998. The Optelecom, Inc. 1996 Director's Stock Option Plan as proposed to be amended is hereinafter referred to as the "1996 Plan".

Proposed Amendment to the 1996 Plan

         The proposed amendment to the 1996 Plan authorizes an increase in the number of shares of Common Stock which may be issued upon exercise of options granted or to be granted under the 1996 Plan by 125,000 shares of Common Stock, from 75,000 shares (after the 1997 stock dividend) to 200,000 shares of Common Stock in the aggregate.

Description of the 1996 Plan

         The full text of the 1996 Plan is set forth as Exhibit A hereto. The proposed amendments to the 1996 Plan are in italicized type and the proposed deletions are indicated by overstriking.

Federal Income Tax Consequences

         All options granted under the 1996 Plan are non-incentive stock options. In general, with respect to non-incentive stock options: (i) no income is recognized to the optionee at the time the option is granted, (ii) upon exercise of the option, the optionee recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and (iii) at disposition of the shares, any appreciation after the date of exercise is treated as long-term or short-term capital gain, depending on whether the shares are held for more than one year by the optionee.

         Notwithstanding the foregoing, if an officer, director, or stockholder subject to Section 16 of the Exchange Act (an "Insider") exercises a non-incentive stock option within six months of its grant, the income recognition date is generally the date six months after the date of grant, unless the insider makes an election under Section 83(b) of the Code to recognize income as of the date of exercise, the Insider recognizes ordinary income equal to the excess of the fair market value of the shares of Common Stock on the income recognition date over the option price, and the holding period for treating any subsequent gain as long-term capital gain begins on the income recognition date.

         Generally the Company will, subject to possible limitations imposed by
Section 162(m), be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee on the date of exercise, to the extent such income is considered reasonable compensation. The amount of ordinary income recognized by the optionee will be treated as compensation income and will be subject to income tax withholding by the Company. Treasury Regulations make the deduction to the Company dependent on the Company's fulfillment of the income tax withholding requirements with respect to such compensation income.

         The foregoing is based upon Federal tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the 1996 Plan. Also, the specific state and local tax consequences to each optionee under the 1996 Plan may vary, depending upon the laws of the various states and localities and individual circumstances of each optionee.

Approval by Stockholders

         On February 20, 1998, only 17,250 shares remained available for grant under the 1996 Plan.

         The Board of Directors recommends a Vote FOR the proposed amendment to the 1996 Plan. An affirmative vote by holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Amendment.

         If the amendment is not approved, then the 1996 Plan in the form as approved by the stockholders at the 1995 Annual meeting, as amended at the 1997 Annual Meeting will remain in full force and effect and the aggregate number of shares of Common Stock that are subject to options granted under the 1996 Plan will not exceed 75,000 shares (after the 1997 Stock Dividend) of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEE

         The Board of Directors held 14 meetings during 1997 and all directors attended at least 75% of such meetings. The Board of Directors does not have a nominating committee.

         Executive Compensation Committee

         The duties of the Executive Compensation Committee are to review executive compensation and make recommendations to the Board of Directors concerning compensation levels of officers. The members of the Executive Compensation Committee are Dr. Gordon Smith, Mr. Alexander Karpinski and Mr. Calvin T. Mathews. The Executive Compensation Committee met three times during 1997.

         Audit Committee

         The Audit Committee was established in February of 1998. This Committee is charged with the responsibility for:

         1. Reviewing the annual financial report to shareholders and the annual report (Form 10-K) filed with the Securities and Exchange Commission;

         2.       Reviewing the quarterly reporting process;

         3. Overseeing the monitoring of the Company's system of internal controls;

         4. Recommending annually to the Board of Directors the selection of the Company's independent auditors;

         5. Determining the independent auditors' qualifications including the firm's membership in the SEC practice section of the AICPA and compliance with that organization's requirements for peer review and independence;

         6. Reviewing annually the audit plans of the independent auditors;

         7. Meeting with the independent auditors at the completion of their annual examination to review their evaluation of the financial reporting and internal controls of the Company and any changes required in the originally planned audit program;

         8. Reviewing the reports on examinations by regulatory authorities;

         9. Monitoring the Company's policies and procedures for the review of expenses and perquisites of selected members of senior management;

         10. Performing any special reviews, investigations or oversight responsibilities required by the Board of Directors; and

         11. Reporting to the Board of Directors on the results of the activities of the Committee.

         The members of the Audit Committee are Dr. Gordon Smith, Mr. Alexander Karpinski and Mr. Calvin T. Mathews. Dr. Smith is the Chairman.


                           SUMMARY COMPENSATION TABLE

         The individuals named below are the most highly compensated executive officers of the Company as of the end of the fiscal year ended December 31, 1997.

                                        ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                   -----------------------------   -----------------------------------------
                                                                             AWARDS                PAYOUTS
                                                         Other
                                                         Annual                                                 All Other
        Name and                                         Compen-   Restricted Stock   Options      LTIP          Compen-
   Principal Position      Year     Salary     Bonus     sation       Awards ($)        (#)      Payouts ($)    sation ($)
   ------------------      -----    -------    ------   --------   ----------------   -------    -----------    ----------
William H. Culver           1997   $115,000      0       $8,635           0              0            0            0
  Chairman of the
  Board and Chief
  Scientist

Edmund D. Ludwig            1997   $135,000   $30,000    $5,424           0              0            0            0
  President and
  Chief Executive
  Officer

                                              OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                Individual Grants
                          ---------------------------------------------------------------------------------------------
                                                  % of Total Options               Exercise or
                              Options           Granted to Employees in            Base Price            Expiration
          Name              Granted (#)             Fiscal Year                     ($/Sh)                  Date
          ----              -----------        --------------------------       -----------------        ------------
William H. Culver             15,000*                   12.35%                       $9.75                12/31/02

--------------
*Option is exercisable up to 25% on December 31, 1998, up to an additional 25% on December 31,1999, up to an additional 25% on December 31, 2000 and up to the total number of shares on December 31, 2001.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTIONS VALUES

                                                          Number of Unexercised          Value of Unexercised In-the-
                                                          Options at FY-End (#)          Money Options at FY-End ($)
                                                          ---------------------          -----------------------------
                        Shares Acquired       Value
        Name            on Exercise (#)    Realized ($)   Exercisable    Unexercisable   Exercisable     Unexercisable
        ----            ---------------    ------------   -----------    -------------   -----------     -------------
William H. Culver            2,500            $5,602        18,750          56,250         $121,875         $365,625
Edmund D. Ludwig               0                0           30,000             0           $215,000            0


1996 Directors Stock Option Plan

         On May 17, 1995 the Board of Directors approved the 1996 Directors Stock Option Plan (the "1996 Directors Plan") under which each non-employee director who attends a Board meeting is granted as remuneration for attendance at such Board meeting, and option to purchase 500 shares of common stock at the fair market value of the Common Stock on the date of such Board meeting.

         At December 31, 1997, options to purchase 45,000 shares were outstanding under the 1996 Directors Plan at an average exercise price of $7.16 per share. Options for 10,500 shares were exercised at an average exercise price of $3.33 per share.

Employment Contracts

         Mr. Edmund D. Ludwig is compensated pursuant to an employment agreement which expires December 31, 1998. The agreement continues for successive one-year periods thereafter unless terminated by either party upon at least on 60 days notice. Under terms of the agreement, the Board of Directors establishes Mr. Ludwig's salary each year for the succeeding year. The agreement provides that if Mr. Ludwig dies, the Company will pay his estate one year's salary. Mr. Ludwig was elected President and Chief Executive Officer on January 1, 1991.

                                  MISCELLANEOUS

Transactions with Management

         There were no material transactions with management.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASD. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 4 were required, the Company believes that during 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with except that one report disclosing the grant of stock options to Mr. Karpinski was filed five days late and one report was filed 28 days late, one report disclosing the grant of stock options to Dr. Smith was filed five days late and one report was filed 28 days late, and one report disclosing the grant of stock options to Mr. Mathews was filed five days late and one report was filed 28 days late.

Accountants

         The independent accounting firm of Deloitte & Touche LLP, (the "Auditor") has audited the accounts of the Company since October 20, 1995. The Company anticipates that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

Nominations, Other Business and Deadline for Stockholder Proposals

         Under an amendment to the Company's By-Laws adopted in February, 1998, nominations for director may be made only by the Board or a Board committee or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may nominate a candidate for election as a director at an Annual Meeting of stockholders only by delivering notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting, except that if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the tenth day following the earlier of the date the Company's notice of the meeting is first given or announced publicly. With respect to a Special Meeting called to elect directors because the election of directors is not held on the date fixed for the Annual Meeting, a stockholder must deliver notice not later than the tenth day following the earlier of the date that the Company's notice of the meeting is first given or announced publicly. Any stockholder delivering notice of nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

         The By-Laws also provide that no business may be brought before an Annual Meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may bring business before an Annual Meeting only by delivering notice to the Company within the time limits described above for delivering notice of a nomination for the election of a director at an Annual Meeting. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the stockholder in such business and certain other information about the stockholder. These requirements are separate and apart from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

         A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Company.

         Any stockholder who desires to submit a proposal for consideration at the Company's Annual Meeting of Stockholders for 1999 must deliver such proposal to the Secretary of the Company between February 3, 1999 and April 4, 1999.

                                                                     EXHIBIT A

                                 OPTELECOM, INC.

                        1996 DIRECTORS STOCK OPTION PLAN

                                    ARTICLE I
                                     Purpose

         The purpose of the Plan is to provide an incentive to those members of the Board who are not employees of the Company or of any of its Subsidiaries so as to enhance their identity with the Company and its financial success.

                                   ARTICLE II
                                   Definitions

         The following words and terms as used herein shall have that meaning set forth therefor in this Article, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1      Board shall mean the Board of Directors of the Company.

         2.2 Code shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

         2.3 Common Stock shall mean the Common Stock, $.03 par value, of the Company, and any other securities of the Company to the extent provided in Article VII.

         2.4 Company shall mean Optelecom, Inc., a Delaware corporation, and any successor to it.

         2.5 Fair Market Value shall mean the closing bid price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation Service ("NASDAQ") or, if the Common Stock is traded on a national securities exchange, the last reported trade price on that day. If the Common Stock at any time is neither quoted on NASDAQ nor traded on a national securities exchange, then the price shall be determined in good faith by the Board.

         2.6      Option shall mean an Option granted under this Plan.

         2.7 Participant shall mean any member of the Board who participates in the Plan as provided in Article III.

         2.8 Plan shall mean the Optelecom, Inc. 1996 Directors Stock Option Plan as set forth herein and as amended from time to time.


         2.9 Subsidiary shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code, as that section may be amended from time to time.

                                   ARTICLE III
                                   Eligibility

         Each member of the Board who is not an employee of the Company or of any of its Subsidiaries shall be a participant in the Plan. Participation shall continue for so long as the Board member continues to serve on the Board and is not employed by the Company or any of its Subsidiaries.

                                   ARTICLE IV
                             Shares Subject to Plan

         The total number of shares of the Common Stock which are available for granting options hereunder shall be 200,000 (subject to adjustment as provided in this Article IV and in Article VII). The shares of Common Stock issued upon exercise of an Option shall be made available, in the discretion of the Board, either from authorized but unissued Common Stock or from any outstanding Common Stock which has been reacquired by the Company. In the event that any Option terminates for any reason without having been exercised in full, the unpurchased shares of Common Stock subject to that Option shall once again become available for the granting of Options.

                                    ARTICLE V
                                Grant of Options

         On the date of each Board meeting that is held on or after January 1, 1996 but prior to the termination of the Plan, each non-employee Director who attends a Board meeting shall be granted, as remuneration for attendance at such Board meeting, an option to purchase 750 shares of Common Stock valued at the Fair Market Value of the Common Stock on the date of such Board meeting.

                                   ARTICLE VI
                         Terms and Conditions of Options

         All Options granted under the Plan shall be evidenced by an Option Agreement which shall be in such form as the Board may from time to time approve and shall be executed on behalf of the Company by one or more of the officers of the Company. Each such Option Agreement shall be subject to the terms and conditions of the Plan and shall provide in substance as follows:

         6.1 Price Per Share. Each Option Agreement shall specify the purchase price per share for the shares covered by the Option, which purchase price shall be equal to the Fair Market Value of the Common Stock on the date of the Board meeting for which such options are being granted.

         6.2 Term and Exercise of Options. Every Option granted hereunder shall have a term of five years, which term shall commence with the date of its grant. All granted Options shall vest immediately. In the event that a Participant ceases to be eligible to participate in the Plan because he or she was terminated for cause, all unexercised Options previously granted to him or her hereunder shall terminate immediately. If a Participant dies during the five year term of an Option, his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance or by reason of such death shall have the right to exercise such Options for a period of 12 months after the date of such Participant's death. Except as set forth above, all other Options granted under this Plan shall be exercisable by the Participant at any time during the five year term thereof whether or not the Participant is a Director of the Company or of any Subsidiary at the time of such exercise.

         6.3 Exercise of Options. Each Option Agreement shall provide that the Option evidenced thereby shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Participant, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. A certified or cashier's check in full payment of the purchase price for the number of shares of

Common Stock specified in the notice must accompany such notice.

         The date of exercise of an Option shall be the date on which written notice of exercise and payment of the purchase price shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option. The Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the shares of the Common Stock subject to the Option.

         6.4 Each Option Agreement shall provide that, unless the Option evidenced thereby is transferable under Rule 16b-3 or any other Rule, Regulation or staff position promulgated by the Securities and Exchange Commission ("SEC"), such Option shall be non-transferable and non-assignable by the Optionee other than by death, as provided in Article 6.2 above, and during the lifetime of the Optionee such Option may be exercised only by the Optionee or such Optionee's legal representative.

             Each Option granted hereunder shall be transferable only to the extent permitted under Rule 16b-3 or any other Rule, Regulation or staff position promulgated by the SEC.

                                   ARTICLE VII
                            Effect of Certain Changes

         7.1 Anti-Dilution. The aggregate number of shares of Common Stock with respect to which Options may be granted hereunder, the number of shares of Common Stock subject to each outstanding Option, and the price per share for each such Option, may all be appropriately adjusted, as the Board may determine, for any increase or decrease in the number of shares of issued Common Stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, provided; however, that no adjustment in the number of shares with respect to which Options may be granted under the Plan or in the number of shares subject to outstanding Options shall be made in the event of a contribution, directly or indirectly, of Common Stock by the Company to any Company employee benefit plan.

         7.2 Merger or Reorganization. Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled if such holder actually owned the stock subject to the option immediately prior to the time any such transaction became effective, provided; however, that all unexercised Options under the Plan may be canceled by the Company as of the effective date of any such transaction by giving notice to the holders thereof of its intention to do so and by permitting the exercise of Options with respect to all shares covered thereby, whether or not by its terms such Option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

         7.3 Dissolution. In the case of dissolution of the Company, every Option outstanding hereunder shall terminate, provided; however, that each Option holder shall have 30 days' prior written notice of such event, during which time he or she shall have the right to exercise Options with respect to all shares covered thereby, whether or not, by its terms, such Option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

         7.4 Binding Determination. On the basis of information known to the Company, the Board shall make all determinations under this Article VII.

         7.5 Rights of Participants. Except as hereinabove expressly provided in this Article VII, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustments by reason thereof shall be made with respect to the number or price of shares of Common Stock subject to the Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

                                  ARTICLE VIII
                            Amendment and Termination

         The Board shall have the right to amend or suspend or terminate this Plan at any time, provided that unless first approved by the stockholders of the Company no amendment shall be made to the Plan which: (1) materially modifies the eligibility requirements of Article III, (2) increases the total number of shares of Common Stock which may be issued under the Plan, (3) reduces the purchase price of shares under the Plan, (4) changes the term of the Plan as set forth in Article XII, (5) extends the term of any Option granted under the Plan, or (6) otherwise materially increases the benefits of the Plan to Participants.

                                   ARTICLE IX
         Issuance of Shares and Compliance with Securities Regulations

         The obligation of the Company to sell and deliver the Common Stock under Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals. The Company shall have no obligation hereunder to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national market system.

                                    ARTICLE X
                              Application of Funds

         Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

                                   ARTICLE XI
                                     Notice

         Any notice to the Company required or permitted under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its offices at 9300 Gaither Road, Gaithersburg, Maryland, 20877.

                                   ARTICLE XII
                                  Term of Plan

         The Plan shall terminate on December 31, 2000, by operation of Section 7.3, or on such earlier date as may be determined by the Board. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Options may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Participants under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.

                                  ARTICLE XIII
                                 Effective Date

         This Plan shall be effective on the day upon which it is approved by the stockholders of the Company.

  OPTELECOM, INC             BOARD OF DIRECTORS      THE UNDERSIGNED HEREBY APPOINTS GORDON A. SMITH AND ALEXANDER L. KARPINSKI,
                                 PROXY FOR           OR EITHER OF THEM, ATTORNEYS AND PROXIES WITH FULL POWER OF SUBSTITUTION
                               ANNUAL MEETING        IN EACH OF THEM, IN THE NAME, PLACE AND STEAD OF THE UNDERSIGNED TO VOTE
  OPTC                          MAY 14, 1998         AS PROXY ALL THE STOCK OF THE UNDERSIGNED IN OPTELECOM, INC.
                                                    1. ELECTION OF THE FOLLOWING NOMINEE, AS SET FORTH IN THE PROXY STATEMENT

[ ]        FOR NOMINEE
[ ]        WITHHOLD AUTHORITY                          MR. EDMUND D. LUDWIG

FOR      AGAINST           ABSTAIN

[ ]        [ ]               [ ]                    2. TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE
                                                       AUTHORIZED CAPITAL STOCK FROM 5,000,000 SHARES TO 15,000,000 SHARES

[ ]        [ ]               [ ]                    3. TO APPROVE AN AMENDMENT TO THE 1996 DIRECTORS STOCK OPTION PLAN TO INCREASE
                                                       THE NUMBER OF SHARES WHICH MAY BE ISSUED UPON EXERCISE OF OPTIONS FROM
                                                       75,000 SHARES TO 200,000 SHARES

[ ]        [ ]               [ ]                    4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

                                                    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 , 3 AND 4
                                                    IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.

                                                    RECEIPT OF THE NOTICE OF THE MEETING, THE PROXY STATEMENT AND THE ANNUAL REPORT
                                                    OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 1997, IS HEREBY ACKNOWLEDGED.

                                                    PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                                                                 DATED: _________________________________, 1998.

                                                                 _________________________________________________________L.S.


                                                                 _________________________________________________________L.S.
                                                                 (NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. EXECUTORS,
                                                                 ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING,
                                                                 GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN
                                                                 FULL CORPORATE NAME BY AUTHORIZED  OFFICER. IF SHARES ARE HELD IN
                                                                 THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)


*YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE
THIS PROXY AT ANY TIME, AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON.